EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, Henry W. Sullivan, President and Chief Executive Officer of North American Technologies Group, Inc. (the “Company”), and Joe B. Dorman, Chief Financial Officer of the Company, certify that:

1.	The Quarterly Report on Form 10-QSB of the Company for the three months ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Henry W. Sullivan	Dated: December 9, 2005
Henry W. Sullivan President and Chief Executive Officer

/s/ Joe B. Dorman	Dated: December 9, 2005
Joe B. Dorman Chief Financial Officer